Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

On Dec. 3, 2006, Mellon Financial Corporation (“Mellon”) and The Bank of New York (“BNY”) entered into an Agreement and Plan of Merger, under which Mellon and BNY will each merge with and into a newly formed corporation called The Bank of New York Mellon Corporation.

As part of the planning process for the integration of Mellon and The Bank of New York after the closing of the proposed merger, during the first quarter of 2007:

We realigned our business sectors creating the new Issuer Services and Treasury Services sectors and eliminating the Payment Solutions & Investor Services (PS&IS) sector. The Issuer Services sector consists of Mellon Investor Services (stock transfer business), which was previously included in the PS&IS sector. The Treasury Services sector consists of Working Capital Solutions (global cash management) and Mellon Financial Markets (capital markets business), both previously included in the PS&IS sector, as well as Mellon Institutional Banking (large corporate banking), which was previously included in the Other sector. All prior periods have been reclassified for these changes. In addition, we renamed the Mellon Asset Management sector to Asset Management, and the Private Wealth Management sector, to Wealth Management. There were no changes to the Asset Servicing sector. These changes did not affect the operation of these lines of business.

In addition, several new line items have been created on the income statement and balance sheet as described on Page 2 of Mellon’s Quarterly Earnings Summary dated April 17, 2007. All prior periods have been reclassified.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting -

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2005				2006				2007
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr	3rd Qtr	4th Qtr (c)	1st Qtr (d)
Revenue:
Asset and wealth management fees	$399	$415	$437	$445	$464	$486	$516	$599	$609
Performance fees	27	26	41	77	58	48	56	196	35
Distribution and servicing	71	74	82	90	98	108	107	102	123
Securities servicing fees
Asset servicing	174	193	197	214	224	244	233	244	252
Issuer services	53	57	46	54	48	54	49	45	52

Total securities servicing fees	227	250	243	268	272	298	282	289	304
Global payment services	76	82	75	70	70	68	66	67	66
Other fee revenue	341	148	147	148	167	159	146	169	153

Total noninterest revenue	1,141	995	1,025	1,098	1,129	1,167	1,173	1,422	1,290
Net interest revenue	117	127	117	120	124	116	123	113	129

Total revenue	1,258	1,122	1,142	1,218	1,253	1,283	1,296	1,535	1,419
Credit quality expense	(2)	3	12	4	1	(3)	(1)	5	3
Amortization of intangible assets	6	7	7	7	7	7	7	23	12
Other operating expenses	782	807	850	896	947	951	956	1,169	1,036

Total operating expenses	788	814	857	903	954	958	963	1,192	1,048
Income from continuing operations before income taxes (benefits)	472	305	273	311	298	328	334	338	368
Income taxes (benefits)	172	108	87	110	105	105	116	40	125

Income from continuing operations	300	197	186	201	193	223	218	298	243
Income from discontinued operations after-tax	(45)	(72)	8	7	14	9	4	(61)	9

Net income (loss)	$255	$125	$194	$208	$207	$232	$222	$237	$252

EPS from Continuing Operations	$0.71	$0.47	$0.45	$0.48	$0.47	$0.54	$0.52	$0.72	$0.58
Average loans (e)	$6,882	$7,339	$7,421	$7,133	$6,758	$6,625	$6,684	$6,884	$6,078
Average assets (f)	$36,869	$36,436	$37,907	$37,988	$37,515	$39,104	$41,447	$41,362	$41,042
Average deposits	$23,035	$22,322	$23,566	$23,905	$23,569	$24,084	$27,905	$26,551	$25,969
Average common equity	$4,178	$4,087	$4,109	$4,114	$4,157	$4,182	$4,312	$4,673	$4,746
Average Tier I preferred equity	$1,038	$1,037	$1,032	$1,024	$1,022	$1,015	$1,072	$1,403	$1,412
Market value of assets under management at period end (in billions)	$729	$738	$766	$781	$808	$870	$918	$995	$1,034
Market value of assets under administration or custody at period end (in billions)	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491	$4,811
Return on common equity	29%	19%	18%	19%	19%	21%	20%	25%	21%
Pretax operating margin	38%	27%	24%	26%	24%	26%	26%	22%	26%
Pretax operating margin (excluding items in footnotes a to d)	27%	27%	24%	26%	25%	26%	26%	26%	27%

(a)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt, and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business.

(b)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(c)	The fourth quarter of 2006 includes $26 million in severance, $16 million of impairment charges, $11 million in merger-related expenses and $6 million in additional occupancy reserves. In addition, the income from continuing operations includes $74 million of tax benefits primarily related to a reversal of deferred tax liabilities due to management’s decision to indefinitely reinvest earnings of certain foreign subsidiaries in accordance with APB opinion No. 23.

(d)	The first quarter of 2007 includes $8 million of merger related expenses and a $12 million litigation reserve charge.

(e)	Consolidated average loans include average loans of discontinued operations of $397 million, $749 million, $802 million and $779 million for the first, second, third and fourth quarters of 2005; $779 million, $753 million, $832 million and $784 million for the first, second, third and fourth quarters of 2006; $0 million for the first quarter of 2007.

(f)	Consolidated average assets include average assets of discontinued operations of $1,586 million, $1,616 million, $1,456 million and $1,427 million for the first, second, third and fourth quarters of 2005; $1,408 million, $1,381 million, $1,408 million and $1,320 million for the first, second, third and fourth quarters of 2006; $658 million for the first quarter of 2007.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2005				2006				2007
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Asset and wealth management	$399	$415	$437	$445	$464	$486	$516	$599	$609
Performance fees	27	26	41	77	58	48	56	196	35
Distribution and service	71	74	82	90	98	108	107	102	123
Securities servicing fees
Asset servicing	174	193	197	214	224	244	233	244	252
Issuer services	53	57	46	54	48	54	49	45	52

Total securities servicing fees	227	250	243	268	272	298	282	289	304
Global payment services	76	82	75	70	70	68	66	67	66
Foreign exchange and other trading activities	57	50	57	53	71	68	57	75	60
Asset/investment income	225	29	25	24	21	21	19	23	23
Financing-related fees	9	9	8	10	15	11	9	10	11
Securities gain	—	—	1	—	—	—	3	—	—
Other	40	47	48	51	51	50	49	52	49

Total noninterest revenue (non-FTE)	$1,131	$982	$1,017	$1,088	$1,120	$1,158	$1,164	$1,413	$1,280
FTE impact	10	13	8	10	9	9	9	9	10

Total noninterest revenue (FTE)	$1,141	$995	$1,025	$1,098	$1,129	$1,167	$1,173	$1,422	$1,290
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	91%	89%	90%	90%	90%	91%	91%	93%	91%
Market value of assets under management at period end (in billions)	$729	$738	$766	$781	$808	$870	$918	$995	$1,034
Market value of assets under administration or custody at period end (in billions)	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491	$4,811
S&P 500 Index - period end	1181	1191	1229	1248	1295	1270	1336	1418	1421
S&P 500 Index - daily average	1192	1182	1224	1231	1284	1281	1288	1389	1424

(a)	The first quarter 2005 includes a gain from the sale of the Corporation’s investment in Shinsei Bank $197 million. Excluding this gain, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89%.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

Average Balances (a)

	2005				2006				2007
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Average assets:
Investment Securities:
Fixed rate	$6,231	$6,001	$5,772	$5,704	$5,557	$5,444	$5,319	$5,196	$5,105
Adjustable rate	2,490	2,791	3,053	3,355	3,645	3,584	3,360	3,161	2,979
Floating rate	4,207	4,847	6,315	7,040	7,595	8,366	9,164	9,421	9,738
Obligations of states and political subdivisions	749	794	819	829	814	771	749	722	705
Other (b)	21	24	22	5	6	7	17	18	19

Total investment securities	$13,698	$14,457	$15,981	$16,933	$17,617	$18,172	$18,609	$18,518	$18,546
Trading account securities	308	294	309	283	309	439	456	480	504
Money Market Assets	4,234	3,293	2,700	2,812	2,317	2,897	4,903	3,774	4,160
Loans, net of unearned discount	6,483	6,589	6,618	6,354	5,979	5,872	5,852	6,101	6,085

Total interest-earning assets	24,723	24,633	25,608	26,382	26,222	27,380	29,820	28,873	29,295
Total non interest-earning assets (c)	12,192	11,876	12,371	11,775	11,465	11,984	11,851	12,599	11,846

Total Assets	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671	$41,472	$41,141

Average liabilities and shareholders’ equity:
Deposits in domestic offices	$9,653	$9,298	$9,760	$10,087	$9,748	$9,673	$13,328	$13,157	$11,919
Deposits in foreign offices	6,256	6,004	6,395	5,926	5,547	6,049	6,589	5,987	5,652

Total interest-bearing deposits	15,909	15,302	16,155	16,013	15,295	15,722	19,917	19,144	17,571
Federal funds purchased and securities under repurchase agreements	978	1,627	2,135	1,763	1,765	2,394	1,376	1,560	1,357
Other funds borrowed	421	442	411	438	468	590	144	297	212
Long term debt	5,511	5,293	4,836	4,692	4,633	4,584	4,669	5,042	5,053
Funding of disc ops	(1,428)	(1,611)	(1,418)	(1,390)	(1,374)	(1,343)	(1,373)	(1,283)	(98)

Total interest-bearing liabilities	21,391	21,053	22,119	21,516	20,787	21,947	24,733	24,760	24,095
Total non interest-bearing deposits	7,094	7,012	7,411	7,892	8,274	8,362	7,988	7,407	8,397
Other liabilities (c)	4,223	4,310	4,294	4,525	4,357	4,704	4,492	4,560	3,838

Total liabilities	32,708	32,375	33,824	33,933	33,418	35,013	37,213	36,727	36,330
Shareholders’ equity	4,207	4,134	4,155	4,224	4,269	4,351	4,458	4,745	4,811

Total liabilities and shareholders’ equity	$36,915	$36,509	$37,979	$38,157	$37,687	$39,364	$41,671	$41,472	$41,141

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Balances include Preferred Stock, Loan Securitizations and other Investment Securities.

(c)	Includes assets and liabilities of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

Interest Yields/Rates (a)

	2005				2006				2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Average Rates:
Investment Securities:
Fixed rate	4.34%	4.34%	4.31%	4.30%	4.39%	4.41%	4.37%	4.37%	4.44%
Adjustable rate	3.57	3.71	3.81	3.93	4.21	4.27	4.31	4.45	4.61
Floating rate	3.17	3.64	4.03	4.52	5.02	5.36	5.67	5.67	5.78
Obligations of states and political subdivisions	7.13	6.97	6.80	6.69	6.88	6.70	6.59	6.52	6.78
Other (b)	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total investment securities	4.03	4.12	4.24	4.47	4.78	4.94	5.10	5.14	5.29
Trading account securities	1.75	2.24	2.21	2.16	1.86	2.19	2.32	2.41	2.09
Money market assets	2.93	2.98	3.11	3.67	3.80	4.12	4.20	4.33	4.78
Loans, net of unearned discount	4.91	6.01	5.60	5.85	6.17	6.51	6.97	7.02	7.35

Total interest-earning assets	4.04%	4.45%	4.45%	4.69%	4.97%	5.15%	5.28%	5.39%	5.59%

Deposits in domestic offices	1.64%	1.98%	2.39%	2.79%	3.18%	3.61%	4.06%	3.96%	4.17%
Deposits in foreign offices	2.18	2.43	2.52	3.13	3.24	3.59	3.44	3.72	3.83

Total interest-bearing deposits	1.85	2.16	2.44	2.92	3.20	3.60	3.86	3.88	4.06
Federal funds purchased and securities under repurchase agreements	2.05	2.46	3.19	3.62	3.74	4.75	4.45	4.67	4.53
Other funds borrowed	1.97	3.00	3.34	3.96	4.34	4.80	5.23	5.02	5.17
Long term debt	4.28	4.53	5.01	5.47	5.90	6.21	6.53	6.42	6.59
Funding of disc ops (c)	NM	NM	NM	NM	NM	NM	NM	NM	NM

Total interest-bearing liabilities	2.47%	2.77%	3.07%	3.54%	3.85%	4.29%	4.40%	4.47%	4.63%

Rates
Yield on total interest-earning assets	4.04%	4.45%	4.45%	4.69%	4.97%	5.15%	5.28%	5.39%	5.59%
Cost of funds supporting interest-earning assets	2.11%	2.37%	2.65%	2.88%	3.05%	3.45%	3.65%	3.84%	3.81%

Net interest Margin:
Taxable equivalent basis	1.93%	2.08%	1.80%	1.81%	1.92%	1.70%	1.63%	1.55%	1.78%
Without taxable equivalent increments	1.85%	2.01%	1.73%	1.74%	1.85%	1.64%	1.58%	1.50%	1.72%

(a)	Amounts and yields exclude adjustments for fair value and the related deferred tax effect required by SFAS No. 115. Prior periods calculated on a continuing operations basis even though the balance sheet, in accordance with GAAP, is not restated for discontinued operations.

(b)	Yields are not meaningful.

(c)	Rates are not meaningful as the reduction in interest expense represents the cost of allocated funding of the assets of discontinued operations.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST EXPENSE

	2005				2006				2007
(dollar amounts in millions)	1st Qtr (b)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (c)	2nd Qtr	3rd Qtr	4th Qtr (d)	1st Qtr (e)
Staff:
Compensation	$243	$248	$254	$260	$268	$270	$279	$309	$282
Incentive (a)	105	114	124	133	170	145	160	248	181
Employee benefits	66	61	67	65	76	71	73	78	77

Total staff	414	423	445	458	514	486	512	635	540
Distribution and servicing	81	90	100	106	115	126	122	140	142
Professional, legal and other purchased services	91	100	104	114	104	114	121	134	120
Net occupancy	58	57	59	59	59	58	51	68	56
Furniture and equipment	26	30	27	31	25	24	26	31	28
Business development	20	24	23	28	25	28	25	36	28
Software expense	16	14	17	17	20	21	16	20	18
Sub-custodian expense	11	12	12	11	13	14	14	14	17
Communications	8	8	9	8	9	8	8	8	6
Amortization of intangible assets	6	7	7	7	7	7	7	23	12
Other	57	49	54	64	63	72	61	83	81

Total noninterest expense	$788	$814	$857	$903	$954	$958	$963	$1,192	$1,048
Employees at period-end	15,700	16,000	16,700	16,500	16,600	16,700	16,700	16,800	17,100

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled $6 million, $6 million, $7 million and $6 million for each of the quarters of 2005. It totaled $11 million for the 1st quarter of 2006, including $3 million to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement, $9 million for the 2nd quarter of 2006, $8 million for both the 3rd quarter and the 4th quarter of 2006. It totaled $7 million for the 1st quarter of 2007.

(b)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business.

(c)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(d)	The fourth quarter of 2006 includes $26 million in severance, $16 million of impairment charges, $11 million in merger-related expenses and $6 million in additional occupancy reserves.

(e)	The first quarter of 2007 includes $8 million of merger related expenses and a $12 million litigation reserve charge.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY- 9 Quarter Trend

	2005				2006				2007
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at period end
Institutional	$463	$469	$490	$501	$527	$585	$607	$667	$697
Mutual Funds	203	205	212	216	214	219	244	251	258
Private Client	63	64	64	64	67	66	67	77	79

Total market value of assets under management	729	738	766	781	808	870	918	995	1,034
Composition of assets under management at period end
Equity	37%	37%	37%	37%	37%	35%	35%	41%	40%
Fixed Income	20%	19%	18%	18%	19%	21%	20%	19%	19%
Money Market	19%	20%	20%	20%	19%	20%	21%	19%	19%
Securities lending cash collateral	15%	16%	16%	15%	15%	13%	14%	13%	14%
Overlay and alternative investments	9%	8%	9%	10%	10%	11%	10%	8%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%
Managed mutual funds fee revenue (millions)
Equity Funds	$85	$87	$93	$93	$93	$96	$96	$113	$118
Money Market Funds	49	54	58	58	58	59	63	65	63
Fixed Income Funds	30	31	30	31	29	29	30	31	31
Nonproprietary	15	16	19	19	14	17	15	20	20

Total managed mutual funds fee revenue	179	188	200	201	194	201	204	229	232
Average assets of proprietary mutual funds
Equity Funds	$54	$54	$57	$57	$59	$60	$60	$65	$68
Money Market Funds	85	90	96	100	99	101	110	120	110
Fixed Income Funds	22	22	21	21	21	21	21	21	21

Total average assets of proprietary mutual funds	161	166	174	178	179	182	191	206	199
Market value of assets under administration or custody at period end (a)	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213	$4,380	$4,491	$4,811
Total Assets
Managed	$729	$738	$766	$781	$808	$870	$918	$995	$1,034
Administration/Custody (a)	3,293	3,450	3,777	3,908	4,125	4,213	4,380	4,491	4,811

Total	$4,022	$4,188	$4,543	$4,689	$4,933	$5,083	$5,298	$5,486	$5,845

(a)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at March 31, 2006, $364 billion at June 30, 2006, $376 billion at Sept. 30, 2006, $393 billion at Dec. 31, 2006 and $398 billion at Mar. 31, 2007 that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2005				2006				2007
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at beginning of period	$707	$729	$738	$766	$781	$808	$870	$918	$995
Net Flows
Long-term	5	(1)	9	7	11	11	6	10	(3)
Money market	6	—	4	4	(3)	10	19	3	6
Securities lending	21	9	2	(3)	1	(4)	7	1	24

Total net inflows	32	8	15	8	9	17	32	14	27
Net Market appreciation	(10)	1	13	6	18	(2)	16	36	12
Acquisitions/divestitures	—	—	—	1	—	47	—	27	—

Market value of assets under management at end of period	$729	$738	$766	$781	$808	$870	$918	$995	$1,034

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET MANAGEMENT - 9 Quarter Trend

	2005				2006				2007
(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr
Revenue:
Asset and wealth management
Mutual funds	179	187	200	201	194	201	204	228	232
Institutional clients	119	127	132	134	156	167	194	244	249
Private clients	20	21	22	23	24	26	25	28	29

Total asset and wealth management	318	335	354	358	374	394	423	500	510
Performance fees	27	26	41	77	58	48	56	196	35
Distribution and service	71	74	82	90	98	108	107	102	123
Securities servicing fees	15	17	15	15	17	16	16	19	18
Other fee revenue	5	—	4	—	11	(1)	9	21	8

Total noninterest revenue	436	452	496	540	558	565	611	838	694
Net interest revenue (expense)	(4)	(6)	(6)	(4)	(4)	(10)	(10)	(18)	(9)

Total revenue	432	446	490	536	554	555	601	820	685
Amortization of intangible assets	3	4	3	3	3	3	3	8	9
Other operating expenses	321	335	357	372	392	396	412	537	468

Total operating expenses	324	339	360	375	395	399	415	545	477
Income from continuing operations before taxes (benefits)	108	107	130	161	159	156	186	275	208
Income taxes (benefits)	39	38	42	57	52	50	60	90	67

Net income (loss)	$69	$69	$88	$104	$107	$106	$126	$185	$141

Average loans	$—	$—	$—	$—	$4	$—	$—	$—	$—
Average assets	$1,976	$1,987	$1,994	$1,958	$1,990	$2,362	$2,518	$3,096	$3,285
Average deposits	$19	$8	$10	$14	$13	$8	$27	$21	$46
Average common equity	$966	$966	$966	$966	$997	$997	$997	$997	$1,449
Average Tier I preferred equity	$476	$476	$476	$476	$399	$399	$399	$399	$528
Market value of assets under management at period end (in billions) (b),(c),(d)	$587	$587	$612	$629	$653	$711	$751	$824	$840
Market value of assets under administration or custody at period end (in billions)	$9	$8	$3	$3	$3	$3	$3	$3	$4
Return on common equity	29%	29%	37%	43%	44%	42%	50%	74%	39%
Pretax operating margin (GAAP)	25%	24%	27%	30%	29%	28%	31%	34%	30%
Adjusted pretax operating margin (e)	31%	30%	33%	38%	36%	36%	39%	40%	38%
Employees at period-end	2,600	2,600	2,600	2,600	2,600	2,600	2,600	2,700	2,800

(a)	Includes $6 million of severance expense as well as $5 million of impairment related to the sale of HBV Alternative Investment Strategies.

(b)	Includes amounts subadvised for/by other sectors.

(c)	Includes assets of $47 billion at June 30, 2006, $46 billion at Sept. 30, 2006, $47 billion at Dec. 31, 2006 and $49 billion March 31, 2007 managed by WestLB Mellon Asset Management (a 50:50 joint venture).

(d)	Reflects the June 30, 2006 transfer of $8 billion of securities lending cash collateral to the Asset Servicing Sector.

(e)	Pretax margin adjusted for Distribution and servicing expense netted against revenue.

Note:	In the fourth quarter of 2006, our asset administration business in Brazil was moved to this sector from Business Exits in the Other sector. All periods have been restated.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

WEALTH MANAGEMENT - 9 Quarter Trend

	2005				2006				2007
(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr
Revenue:
Asset and wealth management	81	80	83	87	90	92	93	99	99
Securities servicing fees - Asset servicing	3	2	3	2	3	2	3	2	3
Other fee revenue	5	5	5	6	5	6	4	5	4

Total noninterest revenue	89	87	91	95	98	100	100	106	106
Net interest revenue (expense)	80	79	77	76	74	77	77	77	75

Total revenue	169	166	168	171	172	177	177	183	181
Credit quality expense	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	1	1	1	1	1	1	1	1	1
Other operating expenses	90	91	95	99	102	104	105	111	109

Total operating expenses	91	92	96	100	103	105	106	112	110
Income from continuing operations before taxes (benefits)	78	74	72	71	69	72	71	71	71
Income taxes (benefits)	28	26	23	26	22	24	23	23	23

Net income (loss)	$50	$48	$49	$45	$47	$48	$48	$48	$48

Average loans	$4,506	$4,623	$4,651	$4,563	$4,615	$4,688	$4,669	$4,762	$4,834
Average assets	$9,431	$9,462	$10,062	$10,860	$10,279	$10,395	$10,544	$10,760	$11,008
Average deposits	$8,295	$8,286	$8,846	$9,474	$8,824	$8,865	$8,827	$8,936	$9,219
Average common equity	$571	$571	$571	$571	$553	$553	$553	$553	$566
Average Tier I preferred equity	$215	$215	$215	$215	$184	$184	$184	$184	$169
Market value of total client assets at period end (in billions) (b)	$77	$78	$82	$86	$89	$87	$90	$95	$99
Return on common equity	35%	34%	34%	32%	34%	35%	34%	35%	34%
Pretax operating margin	46%	45%	43%	41%	40%	41%	40%	39%	39%
Employees at period-end	1,900	1,900	1,900	1,900	1,900	2,000	2,000	2,000	2,000

(a)	Includes $1 million of severance expense.

(b)	Includes assets under management, before amounts subadvised by/for other sectors, of $49 billion, $50 billion, $51 billion and $53 billion in the first, second, third and fourth quarters of 2005, $55 billion, $54 billion, $55 billion and $59 billion in the first, second, third and fourth quarters of 2006; and $60 billion in the first quarter of 2007.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2005				2006				2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr(a)	1st Qtr
Revenue:
Securities servicing fees - Asset servicing	156	174	179	197	204	226	214	223	231
Foreign Exchange and other trading activities	55	49	56	50	62	75	56	63	55
Other fee revenue	13	18	14	22	21	20	21	25	23

Total noninterest revenue	224	241	249	269	287	321	291	311	309
Net interest revenue (expense)	19	21	22	20	26	27	29	24	32

Total revenue	243	262	271	289	313	348	320	335	341
Amortization of intangible assets	2	2	2	3	3	3	2	14	2
Other operating expenses	186	198	215	235	242	258	255	278	262

Total operating expenses	188	200	217	238	245	261	257	292	264
Income from continuing operations before taxes (benefits)	55	62	54	51	68	87	63	43	77
Income taxes (benefits)	20	22	17	18	22	28	21	14	25

Net income (loss)	$35	$40	$37	$33	$46	$59	$42	$29	$52

Average loans	$(25)	$1	$(1)	$(20)	$(1)	$(30)	$(1)	$—	$11
Average assets	$8,211	$8,117	$9,048	$8,484	$8,376	$9,248	$10,159	$10,523	$9,641
Average deposits	$7,010	$6,859	$7,753	$7,077	$7,111	$7,570	$8,737	$8,975	$8,536
Average common equity	$482	$482	$482	$482	$551	$551	$551	$551	$593
Average Tier I preferred equity	$125	$125	$125	$125	$132	$132	$132	$132	$114
Market value of assets under management at period end (in billions) (b),(c)	$95	$104	$106	$103	$104	$108	$115	$116	$140
Market value of assets under administration or custody at period end (in billions) (d)	$3,259	$3,416	$3,746	$3,874	$4,091	$4,180	$4,344	$4,453	$4,769
Return on common equity	30%	33%	30%	27%	34%	42%	31%	21%	36%
Pretax operating margin	23%	24%	20%	18%	22%	25%	20%	13%	23%
MEMO:
Securities lending revenue	$24	$33	$25	$26	$30	$38	$26	$26	$29
Total joint venture revenue (e)	$93	$101	$102	$107	$119	$149	$140	$143	$153
Securities on Loan (in billions) (f)	$150	$160	$165	$161	$178	$187	$206	$214	$272
Employees at period-end	3,700	3,800	4,500	4,500	4,500	4,500	4,600	4,600	4,700

(a)	Includes $11 million of impairment charges and $6 million of severance expense.

(b)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector.

(c)	Reflects the June 30, 2006 transfer of $8 billion securities lending cash collateral from Asset Management Sector.

(d)	Excludes assets of $310 billion at June 30, 2005, $328 billion at Sept. 30, 2005, $333 billion at Dec. 31, 2005, $359 billion at Mar. 31, 2006, $364 billion at June 30, 2006, $376 billion at Sept. 30, 2006, $393 billion at Dec. 31, 2006 and $398 billion Mar. 31, 2007 that we manage and are also under administration or custody. These assets are included in the Corporation’s assets under management.

(e)	Restated to reflect the acquisition of the remaining 50% interest of Russell Mellon, previously a joint venture.

(f)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ISSUER SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2005				2006				2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr(a)	1st Qtr
Revenue:
Securities servicing fees - Issuer Services	53	57	46	54	48	54	49	45	52
Other fee revenue	5	—	1	1	1	2	1	2	2

Total noninterest revenue	58	57	47	55	49	56	50	47	54
Net interest revenue (expense)	9	9	10	14	18	20	19	22	24

Total revenue	67	66	57	69	67	76	69	69	78
Amortization of intangible assets	—	—	—	—	—	—	—	—	—
Other operating expenses	60	58	52	60	57	62	56	63	62

Total operating expenses	60	58	52	60	57	62	56	63	62
Income from continuing operations before taxes (benefits)	7	8	5	9	10	14	13	6	16
Income taxes (benefits)	2	3	2	3	3	5	4	2	5

Net income (loss)	$5	$5	$3	$6	$7	$9	$9	$4	$11

Average loans	$—	$—	$—	$—	$—	$1	$—	$—	$2
Average assets	$1,174	$1,112	$1,272	$1,608	$1,884	$1,906	$1,738	$1,974	$2,148
Average deposits	$921	$866	$1,017	$1,356	$1,639	$1,665	$1,497	$1,726	$1,897
Average common equity	$145	$145	$145	$145	$149	$149	$149	$149	$155
Average Tier I preferred equity	$63	$63	$63	$63	$53	$53	$53	$53	$48
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	12%	15%	8%	16%	18%	26%	23%	11%	28%
Pretax operating margin	10%	12%	8%	13%	15%	19%	19%	9%	20%
Employees at period-end	800	800	800	800	800	800	800	800	800

(a)	Includes $4 million of severance expense.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2005				2006				2007
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Global payment services	65	70	64	62	64	62	61	62	63
Other fee revenue	9	8	7	10	8	9	9	10	12

Total noninterest revenue	74	78	71	72	72	71	70	72	75
Net interest revenue (expense)	34	32	30	32	30	31	29	30	32

Total revenue	108	110	101	104	102	102	99	102	107
Amortization of intangible assets	—	—	1	—	—	—	1		—
Other operating expenses	73	74	73	74	73	73	74	78	79

Total operating expenses	73	74	74	74	73	73	75	78	79
Income from continuing operations before taxes (benefits)	35	36	27	30	29	29	24	24	28
Income taxes (benefits)	13	13	8	11	9	10	8	8	9

Net income (loss)	$22	$23	$19	$19	$20	$19	$16	$16	$19

Average loans	$529	$575	$634	$543	$520	$593	$615	$772	$688
Average assets	$6,582	$6,258	$5,915	$5,782	$5,667	$5,462	$5,355	$5,628	$5,952
Average deposits	$5,830	$5,540	$5,194	$5,184	$5,099	$4,851	$4,714	$5,036	$5,353
Average common equity	$353	$353	$353	$353	$342	$342	$342	$342	$350
Average Tier I preferred equity	$12	$12	$12	$12	$11	$11	$11	$11	$13
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	26%	26%	21%	22%	23%	23%	19%	18%	22%
Pretax operating margin	33%	32%	27%	29%	28%	29%	24%	23%	27%
Employees at period-end	2,700	2,700	2,700	2,700	2,600	2,600	2,600	2,600	2,600

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2005				2006				2007
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr	3rd Qtr	4th Qtr (c)	1st Qtr(d)
Revenue:
Global payment services	11	12	11	8	6	6	5	5	3
Other fee revenue	249	68	60	59	59	48	46	43	49

Total noninterest revenue	260	80	71	67	65	54	51	48	52
Net interest revenue (expense)	(21)	(8)	(16)	(18)	(20)	(29)	(21)	(22)	(25)

Total revenue	239	72	55	49	45	25	30	26	27
Credit quality expense	(2)	3	12	4	1	(3)	(1)	5	3
Amortization of intangible assets	—	—	—	—	—	—	—	—	—
Other operating expenses	52	51	58	56	81	58	54	102	56

Total operating expenses	52	51	58	56	81	58	54	102	56
Income from continuing operations before taxes (benefits)	189	18	(15)	(11)	(37)	(30)	(23)	(81)	(32)
Income taxes (benefits)	70	6	(5)	(5)	(3)	(12)	—	(97)	(4)

Net income (loss)	$119	$12	$(10)	$(6)	$(34)	$(18)	$(23)	$16	$(28)

Average loans	$1,475	$1,391	$1,335	$1,268	$841	$620	$569	$566	$543
Average assets	$7,909	$7,884	$8,160	$7,869	$7,911	$8,350	$9,725	$8,061	$8,350
Average deposits	$960	$763	$746	$800	$883	$1,125	$4,103	$1,857	$918
Average common equity	$1,661	$1,570	$1,592	$1,597	$1,565	$1,590	$1,720	$2,081	$1,633
Average Tier I preferred equity	$147	$146	$141	$133	$243	$236	$293	$624	$540
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Employees at period-end (e)	4,000	4,200	4,200	4,000	4,200	4,200	4,100	4,100	4,200

(a)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and the writedown of a small business.

(b)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(c)	Includes $7 million in severance, $11 million in merger-related expenses and $6 million in occupancy expenses as well as $74 million of tax benefits primarily related to a reversal of deferred tax liabilities due to management’s decision to indefinitely reinvest earnings of certain foreign subsidiaries in accordance with APB opinion No. 23.
(d)	Includes $8 million in merger-related expenses and a $12 million litigation reserve charge.

(e)	Primarily relates to employees in Technology, Finance and Human Resources supporting the business sectors; the cost of these employees are fully allocated to the business sectors.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Asset Management			Wealth Management			Asset Servicing
	2006	2005	2004	2006	2005	2004	2006	2005	2004
Revenue:
Asset and wealth management	1,691	1,365	1,191	374	331	300	—	—	—
Performance fees	358	171	127	—	—	—	—	—	—
Distribution and service fees	415	317	269	—	—	—	—	—	—
Securities servicing fees
Asset servicing	68	62	62	10	10	9	865	706	554
Issuer services	—	—	—	—	—	—	—	—	—

Total securities servicing fees	68	62	62	10	10	9	865	706	554
Global payment services	—	—	—	—	—	—	—	—	—
Other fee revenue	40	9	10	20	21	22	345	277	252

Total noninterest revenue	2,572	1,924	1,659	404	362	331	1,210	983	806
Net interest revenue (expense)	(42)	(20)	(22)	305	312	302	106	82	69

Total revenue	2,530	1,904	1,637	709	674	633	1,316	1,065	875
Credit quality expense	—	—	—	—	—	1	—	—	—
Amortization of intangible assets	17	13	9	4	4	5	22	9	5
Other operating expenses	1,737	1,385	1,213	422	375	350	1,033	834	691

Total operating expenses	1,754	1,398	1,222	426	379	355	1,055	843	696
Income from continuing operations before taxes (benefits)	776	506	415	283	295	277	261	222	179
Income taxes (benefits)	252	176	142	92	103	94	85	77	62

Income from continuing operations	524	330	273	191	192	183	176	145	117
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—

Net income (loss)	$524	$330	$273	$191	$192	$183	$176	$145	$117

Average loans	$1	$—	$5	$4,684	$4,586	$4,339	$(8)	$(11)	$45
Average assets	$2,494	$1,979	$2,017	$10,496	$9,958	$8,898	$9,584	$8,467	$7,244
Average deposits	$17	$13	$13	$8,864	$8,729	$7,624	$8,105	$7,176	$5,785
Average common equity	$997	$966	$805	$553	$571	$691	$551	$482	$599
Average Tier I preferred equity	$399	$476	$453	$184	$215	$217	$132	$125	$133
Market value of assets under management at period end (in billions)	$824	$629	$585	$55	$49	$48	$116	$103	$74
Market value of assets under administration or custody at period end (in billions)	$3	$3	$8	$35	$31	$26	$4,453	$3,874	$3,199
Return on common equity	53%	34%	34%	34%	34%	26%	32%	30%	20%
Pretax operating margin	31%	27%	25%	40%	44%	44%	20%	21%	20%
Employees at period-end	2,700	2,600	2,600	2,000	1,900	1,800	4,600	4,500	3,500
MEMO:
Securities lending revenue							120	108	76

Note: See pages 9-14 for revenue/expense items impacting respective sector results.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Issuer Services			Treasury Services			Other			Consolidated Results
	2006	2005	2004	2006	2005	2004	2006	2005	2004	2006	2005	2004
Revenue:
Asset and wealth management	—	—	—	—	—	—	—	—	—	2,065	1,696	1,491
Performance fees	—	—	—	—	—	—	—	—	—	358	171	127
Distribution and service	—	—	—	—	—	—	—	—	—	415	317	269
Securities servicing fees							—	—
Asset servicing	—	—	—	2	—	3	—	—	—	945	778	628
Issuer services	196	210	255	—	—	—	—	—	—	196	210	255

Total securities servicing fees	196	210	255	2	—	3	—	—	—	1,141	988	883
Global payment services	—	—	—	249	261	260	22	42	38	271	303	298
Other fee revenue	6	7	2	34	34	30	196	436	323	641	784	639

Total noninterest revenue (a)	202	217	257	285	295	293	218	478	361	4,891	4,259	3,707
Net interest revenue (expense) (b)	79	42	27	120	128	146	(92)	(63)	(55)	476	481	467

Total revenue (c)	281	259	284	405	423	439	126	415	306	5,367	4,740	4,174
Credit quality expense	—	—	—	—	—	—	2	17	(15)	2	17	(14)
Amortization of intangible assets	—	—	—	1	1	—	—	—	—	44	27	19
Other operating expenses	238	230	230	298	294	281	295	217	216	4,023	3,335	2,981

Total operating expenses	238	230	230	299	295	281	295	217	216	4,067	3,362	3,000
Income from continuing operations before taxes (benefits)	43	29	54	106	128	158	(171)	181	105	1,298	1,361	1,188
Income taxes (benefits) (c)	14	10	18	35	45	54	(112)	66	37	366	477	407

Income (loss) from continuing operations before cumulative effect of accounting change	29	19	36	71	83	104	(59)	115	68	932	884	781
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	(34)	(102)	15

Net income (loss)	$29	$19	$36	$71	$83	$104	$(59)	$115	$68	$898	$782	$796

Average loans (d)	$—	$—	$—	$626	$571	$620	$648	$1,365	$1,702	$6,738	$7,194	$7,307
Average assets (e)	$1,875	$1,293	$1,053	$5,527	$6,131	$6,453	$8,517	$7,955	$6,508	$39,872	$37,304	$34,003
Average deposits	$1,632	$1,041	$788	$4,924	$5,435	$5,488	$2,000	$816	$652	$25,542	$23,210	$20,350
Average common equity	$149	$145	$133	$342	$353	$611	$1,740	$1,604	$993	$4,332	$4,121	$3,832
Average Tier I preferred equity	$53	$63	$62	$11	$12	$2	$350	$142	$157	$1,129	$1,033	$1,024
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$995	$781	$707
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,491	$3,908	$3,233
Return on common equity	20%	13%	27%	21%	24%	17%	n/m	n/m	n/m	22%	21%	20%
Pretax operating margin	15%	11%	19%	26%	30%	36%	n/m	n/m	n/m	24%	29%	28%
Pretax operating margin (f)										26%	28%	27%
Employees at period-end	800	800	800	2,600	2,700	2,700	4,100	4,000	4,100	16,800	16,500	15,500

(a)	Consolidated results include FTE impact of $36 million, $41 million and $42 million for 2006, 2005 and 2004, respectively.

(b)	Consolidated results include FTE impact of $16 million, $18 million and $17 million for 2006, 2005 and 2004, respectively.

(c)	Consolidated results include FTE impact of $52 million, $59 million and $59 million for 2006, 2005 and 2004, respectively.

(d)	Consolidated average loans include average loans from discontinued operations of $787 million, $683 million and $596 million for 2006, 2005 and 2004, respectively.

(e)	Consolidated average assets include average assets of discontinued operations of $1,379 million, $1,521 million and $1,830 million for 2006, 2005 and 2004, respectively.
(f)	Excludes footnote items listed on Consolidated Results—9 Quarter Trend page.

Note: See pages 9-14 for revenue/expense items impacting respective sector results.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONPERFORMING ASSETS

	2005				2006				2007
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Nonperforming loans:
Commercial and financial	$9	$7	$7	$1	$1	$—	$1	$—	$—
Personal	4	4	3	2	2	2	2	1	1
Commercial real estate	—	—	—	—	—	—	—	—	1
Lease finance assets	15	15	27	13	10	12	1	1	1

Total nonperforming loans	28	26	37	16	13	14	4	2	3
Total acquired property	—	—	—	—	3	—	—	2	—

Total nonperforming assets	$28	$26	$37	$16	$16	$14	$4	$4	$3

Nonperforming loans as a percentage of total loans	0.39%	0.34%	0.48%	0.24%	0.19%	0.20%	0.07%	0.04%	0.05%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	0.98%	0.87%	1.23%	0.53%	0.51%	0.44%	0.12%	0.12%	0.08	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2005				2006				2007
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Reserve Activity:
Loan losses	98	87	87	80	63	60	58	55	56
Unfunded commitments	67	77	81	77	78	82	81	80	84

Reserve at beginning of period	$165	$164	$168	$157	$141	$142	$139	$135	$140
Total credit losses	(1)	—	(24)	(15)	—	(1)	—	—	—
Total recoveries	1	1	1	1	—	1	—	—	—

Sub-total - net credit recoveries (losses)	$—	$1	$(23)	$(14)	$—	$—	$—	$—	$—
Credit losses on loans transferred to held for sale	—	—	—	—	—	—	—	—	—

Total net credit recoveries (losses)	$—	$1	$(23)	$(14)	$—	$—	$—	$—	$—
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	—	—	—	—	—	—
Loss on sale of commitments	—	—	—	—	—	—	—	—	—
Provision for credit losses	(2)	3	12	4	1	(3)	(1)	5	3
Reclass of provision to discontinued operations	1	—	—	1	—	—	—	—	—
Reserves transferred to assets of discontinued operations	—	—	—	—	—	—	(3)	—	—
Reserves transferred to held for sale	—	—	—	(7)	—	—	—	—	—

Reserve at end of period	$164	$168	$157	$141	$142	$139	$135	$140	$143
Reserve for loan losses	$87	$87	$80	$63	$60	$58	$55	$56	$52
Reserve for unfunded commitments	77	81	77	78	82	81	80	84	91

Reserve at end of period	$164	$168	$157	$141	$142	$139	$135	$140	$143
Reserve for loan losses as a percentage of total loans (a)	1.23%	1.15%	1.05%	0.96%	0.91%	0.84%	0.93%	0.94%	0.85%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.54%	0.58%	0.55%	0.58%	0.62%	0.61%	0.60%	0.62%	0.66%
Annualized net credit losses to average loans	—%	—%	1.23%	0.77%	—%	—%	—%	—%	—%

(a)	At period end.